UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________________
FORM 8-K/A
__________________________________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 26, 2021

__________________________________________________________________________
Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
__________________________________________________________________________

Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
__________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

This Form 8-K/A of Digital Media Solutions, Inc. (the “Company”) relates to the Form 8-K filed on February 26, 2021 (the “Original Report”). In the Original Report, the Company furnished a press release (the “Press Release”) announcing its results for the quarter and year ended December 31, 2020. This amendment describes changes from the Original Report.

After the filing of the Original Report, and in connection with the finalization of its 2020 audit, the Company identified certain changes to the financial statements filed in the Original Report. These revisions affected the Company’s revenue, net income and earnings per share for the quarter and year ended December 31, 2020. These changes also affected the Company’s Adjusted Revenue, Adjusted EBITDA and Adjusted EPS. A summary of the revised amounts is set forth below. Amended financial statements giving effect to these changes are reflected in this Report and replace those included in the Press Release.. These adjustments have no effect on the Company's previously issued guidance for 2021.

The changes were primarily the result of the following, together with the aggregate effect of certain immaterial adjustments:

•The reduction in GAAP revenue and Adjusted Revenue was primarily due to our recognition of certain customer acquisition discounts as promotion costs that were previously reported in prepaid expense in the amount of approximately $0.45 million.

•The changes in Net Income and GAAP Earnings Per Share were primarily affected by our determination that certain of             our reserves for potentially uncollectible receivables were insufficient. In this regard, certain of our customers have been adversely affected due to the COVID-19 pandemic and other business interruptions. Our efforts to work with the affected customers resulted in these receivables becoming significantly overdue. Accordingly, we have determined to record a reserve against these receivables of approximately $1.6 million. As set forth in the reconciliations below, these reserves had no effect on our Adjusted EBITDA and Adjusted EPS, which were affected by certain immaterial adjustments recorded during the audit process.

•In addition, allocation of net income tax expense between the Company and the holders of the non-controlling interest reduced net income by approximately $0.53 million due to its umbrella partnership-C corporation structure.

These revisions contributed to the Company’s determination that there were material weaknesses in its internal control over financial reporting as described in its Annual Report on Form 10-K for the year ended December 31, 2020. The Company has begun, and intends to continue to remediate these material weaknesses by (i) moving to a new accounting system for the period commencing on January 1, 2021 for more efficient and timely reporting; (ii) hiring additional corporate finance and reporting personnel; (iii) continuing to improve and maintain formal policies, process and documentation procedures; and (iv) establishing an ongoing program of education for our corporate finance and reporting employees.

A Note on Non-GAAP Financial Measures

This Form 8-K/A contains non-GAAP financial measures. For additional information on these measures, see “Non-GAAP Financial Information” and “Adjusted Revenue,” “Adjusted EBITDA,” and “Adjusted EPS” in the Press Release included in the Original Report. The reconciliations included below supersede the non-GAAP reconciliations included in the Press Release.

The information contained in this Current Report on Form 8-K/A shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained herein shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Summary of Changes
2020 Measure	Original	Revised
GAAP Revenue	$333.4	$332.9
Adjusted Revenue	$341.2	$340.7
Net Income	($2.2)	($4.5)
Adjusted EBITDA	$54.7	$54.3
Earnings Per Share	($0.01)	($0.07)
Adjusted EPS	$0.17	$0.16

DIGITAL MEDIA SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$31,397	$3,008
Accounts receivable, net of allowances of $3,121 and $941, respectively	42,085	30,137
Prepaid and other current assets	2,943	2,217
Income tax receivable	474	—
Total current assets	76,899	35,362
Property and equipment, net	15,016	8,728
Goodwill	44,904	41,826
Intangible assets, net	46,447	57,935
Deferred tax assets	18,948	—
Other assets	206	254
Total assets	$202,420	$144,105
LIABILITIES AND DEFICIT
Current liabilities:
Accounts payable	$37,191	$24,160
Accrued expenses and other current liabilities	9,886	10,839
Current portion of long-term debt and notes payable	7,967	4,150
Income tax payable	1,413	—
Short-term Tax Receivable Agreement liability	510	—
Contingent consideration payable	—	1,000
Total current liabilities	56,967	40,149
Commitments and contingencies (Note 13)
Long-term debt	193,591	201,048
Long-term Tax Receivable Agreement liability	15,760	—
Deferred tax liability	7,024	8,675
Other non-current liabilities	2,683	491
Total liabilities	276,025	250,363
Stockholders' deficit:
Preferred stock, $0.0001 par value, 100,000 shares authorized; none issued and outstanding at December 31, 2020 and no shares were issued and outstanding at December 31, 2019.	—	—
Class A common stock, $0.0001 par value, 500,000 shares authorized; 32,393 issued and outstanding at December 31, 2020 and no shares were issued and outstanding at December 31, 2019	3	—
Class B common stock, $0.0001 par value, 60,000 shares authorized; 25,999 issued and outstanding at December 31, 2020 and no shares were issued and outstanding at December 31, 2019	3	—
Class C common stock, $0.0001 par value, 40,000 authorized; none issued and outstanding at December 31, 2020 and no shares were issued and outstanding at December 31, 2019	—	—
Additional paid-in capital	(40,901)	—
Retained earnings	1,953	—
Total stockholders' deficit	(38,942)	—
Non-controlling interest	(34,663)	—
Member deficit	—	(106,258)
Total deficit	(73,605)	(106,258)
Total liabilities and deficit	$202,420	$144,105

DIGITAL MEDIA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Years Ended December 31,
	2020	2019
Net revenue	$332,856	$238,296
Cost of revenue (exclusive of depreciation and amortization shown separately below)	234,731	161,575
Salaries and related costs	33,386	27,978
General and administrative expenses	29,620	19,927
Acquisition costs	4,814	19,234
Depreciation and amortization	17,954	9,745
Income (loss) from operations	$12,351	$(163)
Interest expense	13,740	10,930
Net income (loss) before income taxes	$(1,389)	$(11,093)
Income tax expense	3,085	137
Net income (loss)	$(4,474)	$(11,230)
Net loss attributable to non-controlling interest	(2,222)	—
Net income (loss) attributable to Digital Media Solutions, Inc.	$(2,252)	$(11,230)

Earnings per share (loss) attributable to Digital Media Solutions, Inc.:
Basic and diluted	$(0.07)	N/A
Weighted-average shares outstanding - basic and diluted	32,335	N/A

DIGITAL MEDIA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Years Ended December 31,
	2020	2019
Cash flows from operating activities
Net income (loss)	$(4,474)	$(11,230)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	17,954	9,745
(Gains) losses from sales of assets	411	—
Lease restructuring charges	4,203	—
Stock-based compensation	958	—
Provision for bad debt	3,039	1,550
Payment of contingent consideration	(1,000)	(15,904)
Amortization of debt issuance costs	936	629
Deferred income taxes	(479)	—
Change in operating assets and liabilities, net of effects from the purchase of acquired companies;
Change in income tax receivable and payable	1,138	—
Change in accounts receivable, net	(14,409)	(1,343)
Change in prepaid expenses and other current assets	(630)	(776)
Change in accounts payable and accrued expenses	8,742	(5,662)
Change in contingent consideration payable	—	13,841
Change in other liabilities	622	(405)
Net cash provided by (used in) operating activities	$17,011	$(9,555)
Cash flows from investing activities

Additions to property and equipment	$(10,372)	$(6,533)
Acquisition of businesses, net of cash acquired	(2,799)	(56,620)
Other	10	(7)
Net cash used in investing activities	$(13,161)	$(63,160)
Cash flows from financing activities
Proceeds from Business Combination	29,278	—
Proceeds from issuance of long-term debt and notes payable	2,253	99,000
Payments of long-term debt and notes payable	(5,641)	(2,775)
Proceeds from borrowings on revolving credit facilities	10,000	6,500
Payments of borrowings on revolving credit facilities	(11,000)	(1,500)
Payment of debt issuance costs	(189)	(1,456)
Payment of contingent consideration payable	—	(7,010)
Distributions to members	(162)	(21,625)
Net cash provided by financing activities	$24,539	$71,134
Net change in cash	$28,389	$(1,581)
Cash, beginning of period	3,008	4,589
Cash, end of period	$31,397	$3,008

Supplemental Disclosure of Cash Flow Information
Cash Paid During the Period For:
Interest	$13,255	$10,213
Cash Tax Payments	$3,940	$—
Non-Cash Investing and Financing Transactions:
Issuance of equity for SmarterChaos acquisition	$3,000	$—
Capital expenditures included in accounts payable	$325	$307
The accompanying notes are an integral part of the consolidated financial statements.

NON-GAAP FINANCIAL MEASURES
In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this Annual Report includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including Adjusted Revenue, Adjusted EBITDA, Combined Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted Net Income and Adjusted EPS. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below. As explained further below, we use these financial measures internally to review the performance of our business units without regard to certain accounting treatments and non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement.

Adjusted Revenue
Adjusted Revenue is a non-GAAP financial measure presented as an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of our underlying operations. Management believes this measure provides useful information because, while the majority of our business is comprised of lead generation contracts which are accounted for on a gross basis, a portion of our agency managed services contracts are accounted for on a net basis. In light of these considerations, management believes that Adjusted Revenue provides useful information regarding operating performance across our business, without regard to the accounting treatment of individual contracts, and allows management to build forecasts on a consistent basis across the business. Management further uses Adjusted Revenue to compare the performance of divisions within the Company against each other and to isolate our core operating performance. Moreover, management expects that over time we will transition all of our services to a principal relationship and as our contracts are either amended or new agreements are executed, this measure will help provide a basis for comparison of our business operations between different periods over time as we transition these services and related accounting for these contracts.
Adjusted Revenue is defined as revenue as reported under GAAP, without regard to netting of costs applicable to revenues earned under contracts that are deemed to be entered into on an agency basis.
The following table provides a reconciliation of Adjusted Revenue to revenue, the most directly comparable GAAP measure (in thousands):

	Year ended December 31, 2020			Year ended December 31, 2019
	Reported (GAAP)	Adjustments (1)	Adjusted (Non-GAAP)	Reported (GAAP)	Adjustments (1)	Adjusted (Non-GAAP)
Net revenue	$332,856	$7,801	$340,657	$238,296	$7,773	$246,069
Cost of revenue	234,731	7,801	242,532	161,575	7,773	169,348
Gross profit	$98,125	$—	$98,125	$76,721	$—	$76,721
Gross profit margin	29.5%	—%	28.8%	32.2%	—%	31.2%
(1) Includes the gross up for certain Managed services contracts that are presented net of costs under GAAP.

Adjusted EBITDA and Unlevered Free Cash Flow

We use the non-GAAP measures of Adjusted EBITDA and Unlevered Free Cash Flow to assess operating performance. Management believes that these measures provide useful information to investors regarding DMS’s operating performance and its capacity to incur and service debt and fund capital expenditures. DMS believes that these measures are used by many investors, analysts and rating agencies as a measure of performance. By reporting these measures, DMS provides a basis for comparison of our business operations between current, past and future periods by excluding items that DMS does not believe are indicative of our core operating performance. Financial measures that are non-GAAP should not be considered as alternatives to operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance, or cash flows as measures of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under

GAAP. Because of these limitations, DMS relies primarily on its GAAP results and uses Adjusted EBITDA and Unlevered Free Cash Flow only as a supplement.

Adjusted EBITDA, is defined as net income (loss), excluding (1) interest expense, (2) income tax expense, (3) depreciation and amortization, (4) acquisition costs, (5) other expenses, (6) other non-recurring, infrequent or unusual costs (An item is considered to be non-recurring, infrequent or unusual if it is unlikely that it will recur in the next two years or if a similar charge or gain has not occurred in the preceding two years, in accordance with SEC rules.); (7) future estimated cost savings resulting primarily from the reorganization of the W4 Performance Ad Network (“PAN”) within our Brand-Direct segment, including adjustments to headcount during the year ended December 31, 2019, as well as other operational synergies, (8) future estimated UE and SmarterChaos technology synergies and cost savings due to the use of an alternative vendor, (9) future estimated costs savings resulting primarily from reorganization of UE such as staff adjustments, use of lower cost distribution vendors, amongst others, (10) UE EBITDA from January 1, 2019 through October 31, 2019, the date of the acquisition, and (11) uncollectible receivables outside of normal operations.

Unlevered Free Cash Flow is defined as Adjusted EBITDA, less capital expenditures, and Unlevered Free Cash Flow Conversion is defined as Unlevered Free Cash Flow divided by Adjusted EBITDA.

A reconciliation between Adjusted Net Income and Adjusted EPS to Net Income and Earnings Per Share, the most directly comparable GAAP measures, are presented below (In thousands, except per share data):

	Years Ended December 31,
	2020	2019
Net income (loss)	$(4,474)	$(11,230)
Adjustments
Interest expense	13,740	10,930
Income tax expense	3,085	137
Depreciation and amortization	17,954	9,745
Acquisition costs (1)	4,814	19,234
Other expenses (2)	4,493	1,033
Other non-recurring expenses (3)	5,970	3,076
Sub-total before additional adjustments	$45,582	$32,925
Additional adjustments
Estimated cost savings (4)	$1,056	$2,226
Technology synergies (5)	2,483	3,116
Estimated cost savings (6)	3,183	4,950
Acquisitions EBITDA (7)	400	9,718
Accounts reserved (8)	1,600	—
Adjusted EBITDA	$54,304	$52,935
Capital expenditures	$10,372	$6,553
Unlevered Free Cash Flow	$43,932	$46,382
Unlevered Free Cash Flow Conversion	81%	88%
(1)Balance includes business combination transaction fees and related payments on Company’s EIP, acquisition incentive payments, contingent consideration accretion, earnout payments and pre-acquisition expenses.
(2)Balance includes legal fees associated with acquisitions, stock-based compensation, investor management fees and costs related to philanthropic initiatives.
(3)Other non-recurring expenses include, restructuring costs and lease termination costs due to office closures, severance payments due to company reorganization.
(4)These are estimated cost savings primarily from reorganization of the company.
(5)These are annualized estimated UE Authority, Co. (“UE”) technology synergies related to uniform infrastructure platform.
(6)These are annualized estimated cost savings resulting primarily from reorganization of UE and SmarterChaos.com and related entities (“SmarterChaos”).

(7)Includes UE EBITDA from January 1, 2019 to October 31,2019 (UE acquisition date), and SmarterChaos EBITDA from January 1, 2019 to July 16, 2020 (SmarterChaos acquisition date).
(8)This represents certain unusual bad debt expenses related to potentially uncollectible receivables that resulted from the impact of the COVID-19 pandemic and an unexpected business interruption. Management has determined that these items are not indicative of normal operations.

Adjusted Net Income and Adjusted EPS
We use the non-GAAP measures Adjusted Net Income and Adjusted EPS to assess operating performance. Management believes that these measures provide investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial and operating performance. Management also believes these non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. We define Adjusted Net Income (Loss) as net loss attributable to Digital Media Solutions, Inc. adjusted for (x) costs associated with the Business Combination, acquisition-related costs, equity based compensation and lease restructuring charges and (y) the reallocation of net income (loss) attributable to non-controlling interests from the assumed acquisition by Digital Media Solutions, Inc. of all units of Digital Media Solutions Holdings, LLC ("DMSH LLC") (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A common stock of Digital Media Solutions, Inc. on a one-to-one basis. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the acquisition by Digital Media Solutions, Inc. of all outstanding DMSH LLC units (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A common stock on a one-to-one-basis.

The following table presents a reconciliation between GAAP Earnings Per Share and Non-GAAP Adjusted Net Income and Adjusted EPS (In thousands, except per share data):

	Three Months Ended December 31, 2020	Year Ended December 31, 2020
Numerator:
Net income (loss)	$(5,187)	$(4,474)
Less: Net loss attributable to DMSH prior to the Business Combination	—	(1,345)
Less: Net income attributable to non-controlling interests subsequent to the Business Combination	(1,798)	(877)
Net income attributable to DMS Inc.	$(3,389)	$(2,252)
Denominator:
Weighted-average shares of Class A Common Stock outstanding - basic and diluted	32,369	32,335

Earnings per share of Class A Common Stock - basic and diluted	$(0.10)	$(0.07)

	Three Months Ended December 31, 2020	Year Ended December 31, 2020
Numerator:
Net income (loss) attributable to Digital Media Solutions, Inc.;	$(3,389)	$(2,252)
Add adjustments to net income (loss):
Acquisition and related costs	708	1,658
Lease restructuring charges	3,171	4,157
Business combination expenses	785	3,157
Accounts reserved	1,606	1,606
Equity based compensation	958	958
	7,228	11,536
Net income tax benefit (expense) based on conversion of units	110	175
Adjusted net income (loss)	$3,949	$9,459
Denominator:
Weighted-average shares outstanding - basic and diluted
Class A common stock	32,369	32,335
Weighted-average LLC Units of Digital Media Solutions Holdings, LLC that are convertible into Class A common stock	26,306	26,306
	58,675	58,641
Adjusted EPS	$0.07	$0.16

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2021

Digital Media Solutions, Inc.

/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	President, and Chief Executive Officer